Exhibit 99.2

Investor Event March 31, 2025 Targeting Critical Threats to Human Health

Forward-looking statements

This presentation contains, and certain oral statements made by management from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include actions, events, results, strategies and expectations and are often identifiable by use of the words "believes", "expects", "intends", "anticipates", "plans", "seeks", "estimates", "projects", "may", "will", "could", "might", or "continues" or similar expressions. Forward-looking statements within this presentation include, but are not limited to, express or implied statements regarding the nature, strategy, opportunities and focus of Traws Pharma, Inc. ("Traws"); the development, commercial potential and potential benefits of any product candidates; anticipated clinical drug development activities, related timelines and expected milestones; anticipated interactions with the FDA; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting the company will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Traws' control. Traws' actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the uncertainties associated with Traws' product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement and completion of clinical trials, studies and evaluations; (ii) risks related to the inability of Traws to obtain sufficient additional capital to continue to advance its product candidates and operate its business; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates currently being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) uncertainties in retaining key personnel, including the executive team and directors; and (vi) risks that may stem from changes in the regulatory and/or political landscape, and (vii) risks associated with the possible failure to realize certain anticipated benefits of Traws' 2024 merger with Trawsfynydd Therapeutics, Inc., including with respect to future financial and operating results and the other risks and uncertainties included in Traws' Annual Report on Form 10-K for the year ended December 31, 2024 and Traws' subsequent filings with the U.S. Securities and Exchange Commission (the "SEC"). Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Traws expressly disclaims any obligation or undertaking, unless required by applicable law, to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Traws. This presentation is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Traws, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

2

TRAWS PHARMA

Introduction 3 Werner Cautreels, PhD Chief Executive Officer

Agenda Advancing novel treatment for critical threats to human health: bird flu and COVID 4 Welcome Bird Flu COVID Discussion and Q&A Closing Statements Werner Cautreels, PhD, CEO, and Iain D. Dukes, D Phil, Executive Chairman Pandemic risk and the opportunity for tivoxavir marboxil (TXM): Robert R. Redfield, MD, CMO, and C. David Pauza, PhD, CSO Ongoing risk of mortality and long - COVID and the opportunity for ratutrelvir: Robert R. Redfield, MD, CMO, and C. David Pauza, PhD, CSO Traws Management Team Werner Cautreels, PhD, CEO, and Iain D. Dukes, D Phil, Executive Chairman

A team with a strong track record of executing and creating value Robert R. Redfield, MD Chief Medical Officer C. David Pauza, PhD Chief Scientific Officer Werner Cautreels, PhD Chief Executive Officer Nora Brennan Interim Chief Financial Officer Board of Directors Demonstrated expertise in anti - viral drug development and innovative clinical trial strategies Nikolay Savchuk, PhD Chief Operating Officer Executive Chairman Iain D. Dukes, D Phil COO, Director Nikolay Savchuk, PhD CEO, Director Werner Cautreels, PhD Director Trafford Clarke Director Teresa Shoemaker Director Jack E. Stover 5 Iain D. Dukes, D Phil Executive Chairman

Comments/Potential Next Steps Phase 3 Phase 2 Phase 1 Preclinical Program/Market Respiratory Viruses • Demonstrated protection against mortality and disease in 3 species • Positive Phase 1 safety and PK data • Ongoing interactions with FDA Bird Flu Tivoxavir marboxil • Demonstrated suppression of a broad range of native and resistant strains. • Positive Phase 1 safety, PK/PD data without ritonavir • Plan to interact with FDA in Q2 2025 COVID - 19 Ratutrelvir High - potential antiviral pipeline focused on critical threats to human health from respiratory viral diseases 6

Bird Flu H5N1 b ird flu and the increasing risk for wider spread in the human population 7 Robert Redfield, MD, CMO

Why is bird flu a critical threat to human health today? High pandemic potential with no currently approved treatments 8 Major expanding agricultural impact Limited countermeasures available for both animal and human disease 4 5 High human mortality S ignificant limitation of current flu vaccines Seasonal flu and drug resistance to current antiviral agents

9 Millions of infected animals Thousand of infected workers One event starts a pandemic Why is bird flu a critical threat to human health today? Pandemic risk: broad spread among animals increases the risk of human transmission, mutation Sources: TRAWS internal

The tivoxavir marboxil (TXM) value proposition for bird flu 10 Differentiating features of TXM, a potent oral anti - viral agent One dose provided protection from disease and mortality in 3 well - accepted preclinical models One dose maintained plasma levels above the EC 90 for approximately 3 weeks in Phase 1 4 5 Broad resistance profile against avian flu strains including “Texas dairy worker strain” Produced massive virus reductions in the lung in three animal models Good overall tolerability profile enables higher concentrations of TXM to treat and prevent bird flu

Bird Flu/Influenza Tivoxavir marboxil (TRX100) A single - dose investigational, CAP - dependent endonuclease inhibitor for treatment or prevention of H5N1 bird flu 11 C. David Pauza, PhD, CSO

Potent preclinical inhibition of highly pathogenic avian influenza viruses 12 TRX101 (the active metabolite of TRX100) inhibits replication of HPAI H5N1 avian influenza viruses and reference (H3N2) influenza viruses 2 Note: Based on avian influenza virus circulating in 2022 - 2023, 2. Results from the Influenza replication inhibition neuraminidas e - based assay, provided by the US CDC (Atlanta) Tivoxavir (TRX101) Strain Designation EC 50 (nM) H5N1 viruses 0.40 A/ chicken /Idaho/22 - 011347 - 004/2022 0.52 A/Canada_ goose /Wyoming/22 - 011671 - 001/2022 0.43 A/Red_Shoulder_ Hawk /Minnesota/22 - 012000 - 004/2022 0.34 A/ dolphin /Florida/22 - 025319 - 002/2022 0.41 A/black_ vulture /Florida/22 - 012333 - 001/2022 - c30 Reference A(H3N2) Viruses 1.21 A/Louisiana/50/2017 (Wt) 10.28 A/Louisiana/49/2017 (PA - I38M)

Mutation profile of H5N1 Virus from a Texas dairy worker Multiple mutations related to increased transmission and growth in mammalian cells and natural resistance to oseltamivir and baloxavir 13 Nine Mutations in A/Texas/37/2024 were Not Present in the Bovine Isolate Oseltamivir and Baloxavir are Less Potent Against A/Texas/37/2024 Compared to Other H1N1 and H5N1 Virus Isolates Sources: Adapted from Mostafa, et al (2025) DOI: 10.1080/22221751.2024.2447614

TXM provides 100% protection against lethal bird flu challenge in mice

Mouse antiviral study using bird flu (H5N1) transmitted from cattle to a dairy worker



Bird Flu

Human isolate H5N1 intranasal


Female BALB/c Mice
Survival Curve
100
80
60
40
20
0
% Survival
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Days Post Challenge
Vehicle Control
TRX-100



Oral dose TRX100


Female BALB/c Mice
Body Weight Change
10
0
-10
-20
*
% Body Weight Change MEAN ± SEM
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Days Post Challenge
Vehicle Control
TRX-100

Virus Challenge Protocol

Virus stock:	H5N1(A/Texas/37/2024)
Stock titer:	1.47×10^9 $TCID_{50}$/mL
Challenge dose:	7.34×10^0 $TCID_{50}$/dose
Oral TVX:	Dosed 0 and 12 hours after challenge (total 50 mg/kg – equivalent to 240 mg in human)
Two Groups:	15 animals per group

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Notes: Challenge dose via intranasal delivery. TRX-100 = tivoxavir marboxil, TVX. 5 animals per group sacrificed on D3 for determination of virus titer in lungs (data pending). Data on file, TRAWS Pharma.

TRAWS PHARMA

15 1. Virus challenge protocol per slide 13. TCID = tissue culture infectious dose Virus Titer Group Animal 7x10 8 Vehicle 31 1.3x10 7 32 1.3x10 8 33 8.2x10 8 34 1.2x10 7 35 Virus Titer Group Animal BLLQ TXM Day 1 dose of 50 mg/kg 46 BLLQ 47 BLLQ 48 BLLQ 49 BLLQ 50 Virus titer – TCID 50 /gram of tissue; BLLQ – below lower limit of quantitation (2.2x10 3 TCID 50 /gram) Day 3 Lung Virus Titers (TCID 50 ) Tivoxavir achieved complete viral clearance in the lung Based on murine viral challenge studies 1

Virus challenge study in ferrets could provide key data to support clinical and regulatory strategy for tivoxavir marboxil in bird flu

Promising topline data in ferret model using virus isolated from a dairy worker. Viral inoculum: $1X10^3$ $TCID_{50}$ of A/Texas/37/2024 H5N1 via intranasal instillation



Ferret model

Oral treatment:	8 hours after virus inoculation
Doses:	120 mg human equivalent
	240 mg in human equivalent
Two Groups:	10 Animals per group (5F/5M), 13-15 weeks of age
	Treated and control
Endpoints:	Survival, changes in body weight, virus burden in lung and nasal tissues

Topline Data: Substantial changes in disease progression observed after a single dose of tivoxavir marboxil (TXM)

- Lethal challenge showed that TXM increased the proportion of surviving animals
- Lowered the viral burden in lungs and nasal tissues
- No virus-induced weight loss

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Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sacrificed at three days after viral inoculation for lung virus burden determinations

TRAWS PHARMA

Vehicle Control Equivalent to 240 mg human dose Equivalent to 120 mg human dose TXM doses increased survival in ferrets infected with bird flu 17 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations

Vehicle Control High dose (equivalent to 240 mg human dose Low dose (equivalent to 120 mg human dose) Vehicle Control Equivalent to 240 mg human dose Equivalent to 120 mg human dose TXM doses prevented rapid body weight loss in ferrets infected with bird flu 18 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations

Vehicle Control Equivalent to 240 mg human dose Equivalent to 120 mg human dose Single, oral dose of TXM reduced lung virus burden in ferrets 19 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations. TCID = tissue culture infectious doses

Control – no drug 0% survival Equivalent to 240 mg human dose 50% survival Equivalent to 120 mg human dose 30% survival Viral RNA copies per mL Single, oral dose of TXM increases survival and reduces lung virus burden in bird flu - infected ferrets 20 Note: TRAW data on file. intranasal challenge/inoculation. Virus challenge stock: A/Texas/37/2024 (H5N1); 4 animals per group sa crificed at three days after viral inoculation for lung virus burden determinations

Virus challenge study in non-human primate could provide key data to support clinical and regulatory strategy for tivoxavir marboxil in bird flu

Promising topline data in non-human primate (NHP) model using virus isolated from a dairy worker. Viral inoculum: $1X10^6$ $TCID_{50}$ of A/Texas/37/2024 H5N1 with half delivered via intranasal instillation and half delivered to the oropharynx

Non-human primate model



Oral treatment	12 hours after non-lethal virus inoculation
Dose:	One dose (480 mg human equivalent dose)
Two Groups:	5 animals per group (treated and control)
Endpoints:	Virus burden in lung and nasal tissues, body weight

Topline Data: Substantial changes in disease progression observed after a single dose of tivoxavir marboxil

- Non-lethal challenge showed that tivoxavir marboxil significantly lowered lung viremia
- No virus-induced weight loss

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Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

TRAWS PHARMA

Percent body weight changes by Study Day 10 in treated versus control TXM dose prevented body weight loss in bird flu - infected non - human primates (** p < 0.004) 22 Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

Control Animals – no drug treatment • Results for individual animals are depicted • Results from bronchoalveolar lavage samples collected on Study Day 3 and analyzed by TCID 50 assay • < 10e3 – below the lower limit of quantitation Animals treated with equivalent of human dose 480 mg Virus Infectivity per mL Single oral dose of TXM blocks bird flu replication in the lungs of NHPs 23 Note: TRAW data on file. Virus challenge stock: A/Texas/37/2024 (H5N1); 5 animals per group

Phase 1 study designed to inform dose selection of tivoxavir marboxil 24 Notes: TRAW data on file. Sentinels observed for 24 hours before dosing Main Group. Tivoxavir marboxil dose given as powder - in - c apsule. Safety Review Committee evaluation 10 days after dosing. Pharmacokinetic study continued until 28 days after dosing. Eligibility : Healthy volunteers Flu - negative men and women, ages 18 - 64 years of age Endpoints: Primary: • Safety and tolerability Secondary: • Ability to maintain plasma blood levels above the EC 90 • Pharmacokinetics Treatment 80 mg,120 mg, 240 mg, 480 mg doses • 8 patients/dose (6 active, 2 placebo) • All cohorts were fasted and included an initial 2 - patient sentinel safety dose (1 active, 1 placebo) Single - dose regimen Assessments • Plasma drug level assessment multiple times over three weeks

Positive Phase 1 data show that tivoxavir marboxil maintains plasma blood levels > EC_{90} for ~3 weeks (NCT06757738)

No treatment related adverse events

Plasma drug levels above EC_{90} for ~3 weeks days after single 480 mg dose in healthy volunteers



Tivoxavir in plasma (ng/mL)
100
10
1
0.1
0
48
96
144
192
240
288
336
384
432
480
528
576
624
672
720
Time (hours)
120 mg
240 mg
480 mg
EC90 ~0.82 ng/mL
3 weeks

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Notes: Four doses evaluated (80, 120, 240, 480mg, all fasted). Each group included a sentinel dose with 24h observation (1 active, 1 placebo), following by the main group (5 active, 1 placebo). Tivoxavir marboxil dosed as powder-in-capsule. Safety Review Committee evaluation 10 days after dosing. Pharmacokinetic study continued until 28 days after dosing.. Data on file, TRAWS Pharma.

TRAWS PHARMA

Pre - IND meeting request submitted March 21, 2025 26 Regulatory strategy is focused on accelerating development by accessing the “Animal Rule” Note: CFR314.600 thru 314.650 , October 2015 , https://www.fda.gov/media/88625/download Product Development Under the Animal Rule ▪ Intended to provide a path to approval in situations when human challenge studies would not be ethical and field trials are not possible ▪ Allows FDA to rely on adequate and well - controlled animal efficacy studies to support approval of a drug ▪ Demonstration of human safety is a requirement

Note: CFR314.600 thru 314.650, October 2015, https://www.fda.gov/media/88625/download. bird flu case fatality rate: WHO information : https://cdn.who.int/media/docs/default - source/wpro --- documents/emergency/surveillance/avian - influenza/ai_20250131.pdf TXM could be a fit for the “Animal Rule” Human challenge studies of bird flu are not possible Virus evolved to a more virulent strain (dairy worker, mild symptoms) History of A/H5N1 virus strains with up to 50% case fatality rate Virus can be 100% fatal in 3 - 5 days in animals (mice, ferrets, NHP) Placebo - controlled trials would be unethical Preclinical studies used commonly accepted flu models (mice, ferrets and non - human primates) Positive Phase 1 safety/dosing escalation data (healthy volunteers) includes dose levels that were protective in animal studies Maintained plasma levels above the EC 90 for more than 3 weeks, with good overall safety Requires Adequate and Well - Controlled Animal Studies Exceptional Pathogenic Potential Human Safety and Pharmacokinetics are Required 27

28 COVID - 19 …continues to spread … continues to mutate … continues to kill Robert Redfield, MD, CMO

Why improving COVID therapy matters Significant cause of human disease and mortality in vulnerable population 29 Increasing clinical and economic burden of Long COVID Significant limitations for current approved antiviral, PAXLOVID®, in vulnerable populations including the elderly, immunocompromised individuals and pediatrics The drop in vaccine use and poor match of vaccine with current variants increases the spread and potential for disease COVID is now established as a long - term public health challenge Note: PAXLOVID® is a registered trade mark of Pfizer, Inc

Why is COVID a critical threat to human health today?

Risk of viral rebound (>20% of PAXLOVID treated cases) and long COVID (10-20% of cases)



Preliminary 2024-2025 U.S. COVID-19 Burden Estimates
CDC estimates* that, from October 1, 2024 through March 22, 2025, there have been:
7.7 million-13.5 million
COVID-19 Illnesses
1.9 million-3.2 million
COVID-19 Outpatient Visits
220,000-370,000
COVID-19 Hospitalizations
26,000-43,000
COVID-19 Deaths
*Based on data from September 29, 2024 through March 22,...
Download Data

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Notes: PAXLOVID® is a registered trade mark of Pfizer, Inc. COVID estimates: https://www.cdc.gov/covid/php/surveillance/burden-estimates.html. Long COVID: Carly Herbert et al. (2025): https://doi.org/10.1093/cid/ciae539. COVID rebound: https://www.acpjournals.org/doi/10.7326/M23-1756

TRAWS PHARMA

The ratutrelvir value proposition for COVID/Long COVID

Favorable profile could enable accessibility to a larger number of vulnerable individuals

Differentiating features of ratutrelvir, a potent oral anti-viral agent

1. Broad resistance profile against native, emerging variants and treatment resistant strains compared to nirmatrelvir and ibuzatrelvir
2. Dose at RP2D maintains favorable PK, with plasma drug levels at ~13X the $EC_{50,}$ with high lung accumulation compared to the blood
3. P1 data indicate that drug metabolism is not induced, and achievement of target blood plasma levels supports the **ritonavir-independent use** of ratutrelvir
4. Good overall safety profile allows a treatment interval to 10 days compared to 5 days for other industry benchmarks
5. Good overall tolerability enables Increased duration and intensity of treatment may reduce the rate of clinical rebound and, consequently, reduce the risk of Long COVID

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Notes: TRAW data on file. Nirmatrelvir is the active agent in PAXLOVID® (a registered trademark of Pfizer, Inc); ibuzatrelvir is being developed by Pfizer, Inc.

TRAWS PHARMA

32 COVID - 19 Ratutrelvir (TRX01) Investigational Main protease (Mpro) inhibitor Ritonavr - independent,10 - day, single - daily dosing regimen C. David Pauza, PhD, CSO

Ratutrelvir is consistently more potent for suppression of COVID in vitro 33 Greater inhibition than benchmark, nirmatrelvir, the active ingredient in PAXLOVID® (preclinical studies), or Pfizer’s next generation Mpro inhibitor, Ibuzatrelvir, across multiple strains of COVID viruses Notes: Data represents a comparison of literature data v. Traws’ in vitro assay results. EC50 – effective concentration for 50% inhibition of virus replication in vitro; EC90 – effective concentration for 90% inhibition of virus replication in vitro, COVID = SARS - CoV - 2. PAXLOVID® is a registered trademar k of Pfizer, Inc. ibuzatrelvir is being developed by Pfizer, Inc. Traws data on file. EC50 values for Mpro inhibitors against multiple COVID strains (results in nM) Representative EC50 values for Mpro inhibitors and the number of strains tested (results in nM)

Emerging resistance to nirmatrelvir and ensitrelvir will not impact ratutrelvir usage 34 Ratutrelvir has a differentiated profile of drug resistance mutations, compared to resistance emerging in clinical trials of nirmatrelvir or ensitrelvir Frequency of Nirmatrelvir - Resistance Mutations 1 M49L Sequences by Country of Origin 2 Notes: 1: Tamura, T.J. et al (2024): 2: Uehara, T., H. et al (2025). 3: Traws data on file Data represents a comparison o f l iterature data v. Traws’ in vitro assay results. EC50 – effective concentration for 50% inhibition of virus replication in vitro; EC90 – effective concentration for 90% inhibition of v irus replication in vitro, COVID = SARS - CoV - 2. Nirmatrelvir is the active agent in PAXLOVID® (a registered trade mark of Pfizer, Inc); ensitrelvir is being developed by Sh ion ogi

Phase 1 MAD Results: Daily oral 600 mg dose sustains drug levels above EC 90 for 10 days in healthy volunteers (NCT06402136) 35 No treatment related adverse events Source: TRAWS data on file, Notes: MAD = multiple ascending dosing 9,415 nM (Exposure Limit) 25 nM EC90 (3xEC50) Multiple Ascending Doses in human trough concentrations 0 1 2 3 4 5 6 7 8 9 10 11 12 13 1 10 100 1000 10000 100000 Days R a t u t r e l v i r , n M 48 nM 600 mg, QDx10 days Multiple Ascending Doses in human 0 4 8 12 16 20 24 28 1 10 100 1000 10000 100000 Hours R a t u t r e l v i r , n M 48 nM 600 mg, QDx10 days (Day 0) 600 mg, QDx10 days (Day 9) Plasma drug levels are similar during 0 - 24 h on first (Day 0) and last (Day 9) of 600 mg, daily dosing, showing no induction of drug metabolism Daily plasma drug levels (24 h after dosing) remain above EC 90 for daily dosing of 600 mg

Consistent high plasma drug levels could allow for protection against new variants 36 No treatment related adverse events Source: TRAWS data on file, Notes: MAD = multiple ascending dosing study 9,415 nM (Exposure Limit) 25 nM EC90 (3xEC50) 110 nM (13xEC50) Plasma drug l evels (24 h C trough values for Days 1 - 9) Above EC 90 for virus suppression and within the target PK window (>25 nM and below the exposure limit): based on more intensive data collection after first and last dose Phase 1 Multiple Ascending Dose Study

Long COVID associates with slow viral clearance and viral rebound during acute COVID infection 37 Slower virus clearance associates with greater risk of long COVID Herbert, C., et al., Poster 0935, 2025 Conference on Retroviruses and Opportunistic Infection (CROI) Days after Peak Viral Load Modeled Ln (Viral Load) 4.97 times higher Risk of Long COVID With 5+ symptoms

Long COVID associates with slow viral clearance and viral rebound during acute SARS - CoV - 2 infection 38 Symptoms associated with the risk of Long COVID Herbert, C., et al., Poster 0935, 2025 Conference on Retroviruses and Opportunistic Infection (CROI)

Consistent high plasma drug levels could allow for protection against new variants 39 No treatment related adverse events Source: TRAWS data on file, Notes: MAD = multiple ascending dosing study 9,415 nM (Exposure Limit) 25 nM EC90 (3xEC50) 110 nM (13xEC50) Plasma drug l evels (24 h C trough values for Days 1 - 9) above EC 90 for virus suppression and within the target PK window (>25 nM and below the exposure limit): based on more intensive data collection after first and last dose Phase 1 Multiple Ascending Dose Study

40 Ratutrelvir has successfully completed Phase 1 studies Phase 1 safety and dose escalation studies have demonstrated excellent overall safety and tolerability and defined a target dose Plan to submit a pre - IND meeting request to align with FDA on Long - COVID endpoints Note: TRAW data on file

Final Remarks 41 Iain D. Dukes, D Phil Executive Chairman

Key Take Aways

Bird Flu – Tivoxavir marboxil

Potent broad resistance profile, including strains resistant to other agents

Data in 3 well-accepted bird-flu models confirm efficacy potential

One dose of TXM showed favorable Phase 1 PK with plasma blood levels > EC_{90} for ~3 weeks with good safety

Single dose therapy provides the opportunity for bird flu treatment and prophylaxis

Strong support to seek accelerated approval under the FDA Animal Rule *(FDA meeting request submitted March 21, 2025)*

COVID - Ratutrelvir

Potent broad resistance profile, for *in vitro* suppression of COVID against benchmarks and emerging candidates

Ritonavir-independent regimen mitigates drug-drug interaction limitation, opening the door to patients who cannot take PAXLOVID®

Single dose (every 24h) showed favorable Phase 1 PK with good safety, allowing a proposed 10-day dose regimen

The 10 day dosing regimen has the potential to be effective in the prevention of both COVID-rebound and Long COVID

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Source: TRAW data on file. Notes: PK = pharmacokinetics. PAXLOVID® is a registered trademark of Pfizer, Inc.

TRAWS PHARMA

Cash , cash equivalents and short - term investments as of Dec 31, 2024, were $21.3 million 1 Cash position to support planned operations into Q1 2026 Selected Financial Information Anticipated Upcoming Milestones Milestone Program Update on FDA discussions regarding the Animal Rule in Q2 2025 Bird flu Finalize formulation and CMC scale up Bird flu Finalize development plan in bird flu and move forward on path to approval Bird flu Submit a pre - IND meeting request to engage with the FDA to understand long COVID endpoints in Q2 2025 COVID Outlook on Financials, Market Potential and Milestones Source: TRAW data on file, Existing therapies include PAXLOVID is a registered trademark of Pfizer, Inc., and LAGREVRIO is tr ade mark of Merck Sharpe & Dohme Corp. Financial information as of press release on March 31, 2025 Flu: Bird flu antiviral product estimate to build US stockpile approximately 300,000,000 - 600,000,000 doses COVID: Potential b est - in - class agent to replace existing therapies, and prevent clinical rebound, as well as Long COVID Market Potential 43

Q&A 44 Traws Management

Thank You! www.trawspharma.com